AUL American Series Fund, Inc.
                       Annual Report
                        December 31, 1995

asxc

This report may be used as sales literature only when accompanied or preceded by effective
prospectuses of AUL
American Series Fund, Inc. and AUL American Unit Trust or AUL
American Individual Unit
Trust, which relate sales
expense and other pertinent information.
A Message
From
The Chairman of the Board
and President
Last year was a spectacular year for the equity and bond markets. Domestic stocks were driven by modest economic growth, low
inflation, declining interest rates and profit expansion. Meanwhile, baby boomers helped
contribute to the market surge by
investing in retirement products. Near the end of 1995, the stock market cheered as the Federal
Reserve lowered short-term
interest rates, thereby providing an extra boost to the economy during 1996.
Although 1995 was an impressive year for stocks, the stock market became highly rotational as
investors shifted rapidly from one
sector to another during the year. This meant that if an investor did not keep rotating from sector
to sector with perfect timing, his
or her performance would have lagged the overall market.
The bond market also enjoyed a solid performance in 1995
following one of the worst years ever
in 1994. Yields declined
dramatically at every point on the yield curve resulting in double digit returns for most bond
funds. Aggressive buying by bond
investors in 1995 was fueled by prospects for a reduction in the federal deficit, signs of economic
weakness, moderate inflation,
and the likelihood of more easing by the Federal Reserve.
Now in the fifth year of an economic expansion, economists are projecting this trend will continue
into 1996. The Federal Reserve
has been successful at keeping inflationary pressures in check during this prolonged expansion.
Interest rates could decline during
1996, but the move will be much smaller than in 1995. Corporate profits should continue to
expand, but the rate of earnings
growth is expected to decline.
After experiencing such a phenomenal year in 1995, equity
investors have become complacent
with above average returns.
However, it is not likely that 1996 will be a repeat of 1995's banner year. Achieving double digit bond performance may also be
difficult given today's much lower level of interest rates. Yet bonds could still perform well if this low inflation, low growth, low
interest rate scenario persists throughout 1996.
Investment performance for the AUL American Series Fund, Inc.
for the year 1995 was:
       Equity Portfolio       19.5%            Managed Portfolio
19.1%
       Money Market Portfolio                 5.1%     Tactical Asset
Allocation(1)             6.5%
       Bond Portfolio                        17.8%     (1) For the period
7/31/95 to 12/31/95
We suggest your careful review of the Portfolio Manager comments found in the following pages comparing these returns to other indices. Tactical Asset Allocation Portfolio Manager comments and comparisons have not been included since the portfolio was in operation for less than six months during 1995.
The performance numbers for the AUL American Series Fund, Inc.
are net of investment advisory
fees and other expenses paid
by each portfolio but do not reflect specified contract charges and mortality and expense risks charges which may be incurred when investing in a variable annuity contract.

James W. Murphy
Chairman of the Board of Directors and President

Indianapolis, Indiana
January 19, 1996

Directors and Officers of AUL American Series Fund, Inc.
James W. Murphy, Chairman of the Board and President
James P. Shanahan, Director, Vice President and Treasurer
Dr. Ronald D. Anderson, Director
 Dr. H. Raymond Swenson,Director
Professor, School of Business     Professor, College of Business
Indiana University, Indianapolis, Indiana        Butler University,
Indianapolis, Indiana
Leonard D. Schutt, Director
Richard A. Wacker, Secretary

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Equity Portfolio

The Equity Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels.
Other important considerations
include management ability, free
cash flow, insider ownership and dominance within its industry.

The stock market exhibited an impressive upward advance during 1995 with major stock indices establishing new all-time highs repeatedly as the year progressed. It appeared that "all news was good news" to the equity market and nothing was able to dampen the enthusiasm. However, the phenomenal returns of the S&P 500
(a commonly used stock
benchmark) masked the underlying
volatility of the marketplace.

During the first quarter of 1995, large growth companies easily outperformed the rest of the market. This trend eased during the second quarter as investors rotated into smaller companies and technology names. As investors shifted into financial stocks in July, the technology sector began to falter. Beginning in September, investors shifted their focus again by moving out of small capitalization stocks, causing this area to vastly underperform the rest of the market.

Overall, 1995 was an impressive year for stocks with the S&P 500 advancing 37.5%. No single investment theme prevailed throughout the year due to rapid sector rotation. However, big growth companies with high price/earnings ratios tended to outperform smaller value companies trading at lower price/earnings ratios.

The Equity Portfolio utilizes a value approach which was out of favor in 1995. Even though absolute performance of 19.5% was attractive versus historic market averages, relative returns lagged in 1995.

The Equity Portfolio benefitted from its concentration in technology and pharmaceutical companies. However, exposure to the technology sector was reduced during the second half of 1995 as many of these stocks became expensive compared to the rest of the market. The consumer cyclical sector was the worst performing sector during 1995. As this area appeared the most undervalued versus the rest of the market, additional investments were made in this area throughout the year.

After experiencing such phenomenal returns during 1995, one has to wonder what lies ahead for the stock market during 1996.
Investors are concerned about the longevity of the current economic expansion and the likelihood of another dramatic decline in interest rates. Corporations have been extremely active in cutting costs and improving productivity. However, corporations may be at the peak of their profit cycle. Considering these factors, it is unlikely that 1996 market performance will be a repeat of 1995.

AUL American Series Fund, Inc. Equity Portfolio
The graph for the AUL American Series Fund Equity  Portfolio shows the
portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. The graph depicts how
a
$10,000 investment made on the fund's inception date (April 10,
1990)
would have performed through December 31, 1995. The vertical axis of the graph is labeled with the cumulative dollar amount (in thousands), and the horizontal axis of the graph is labeled with calendar quarter-end time periods. The cumulative dollar value of the original $10,000 investment is plotted for each quarter-end date, and the graph is drawn through these points. The cumulative value of a $10,000 investment made on the inception date of the Equity Portfolio would be $19,228, indicating a 12.1%
return.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contractual charges. If performance information included the effect of these additional charges, it would be lower.

The Equity Portfolio is compared against the performance of the S&P 500, an unmanaged index of common stocks. Figures for this index include reinvestment of income and capital gains, and are calculated similarly to the
Equity Portfolio, with a hypothetical $10,000 investment made on April
10,1990 taken out to December 31,1995. The cumulative value of this hypothetical investment made on this date would be $21, 313.


     Equity    S&P 500
     Portfolio
     One Year                             19.5%       37.5%
     Five Years                           14.2%       16.6%
     Since Inception (4/10/90)           12.1%       14.2%
     Value of a hypothetical $10,000
     investment made 4/10/90            $19,228      $21,313

The charts show the Equity Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's
Corporation. The inception figures
are from commencement of
operations.

Performance numbers for the Equity Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.
A Message
From
Kent Adams,
Portfolio Manager
of Bond Portfolio

The AUL American Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, investment grade corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as 30 years. The average maturity of the portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and
Treasuries, and mortgage-backed
securities in the Portfolio is varied depending on the relative attractiveness of these sectors.

The total return for the Bond Portfolio in 1995 was 17.8%. This return represents interest income plus the price increase of the fixed income securities held in the Portfolio. The Bond Fund experienced a high return in 1995 because of significant price appreciation in intermediate and longer term bonds resulting from the large decline in interest rates during the year. The total return for the Lehman Government/Corporate Index was 19.2% for 1995.

At the beginning of 1995 the Bond Portfolio's average duration was slightly longer than the
Lehman Government/Corporate Index
in recognition of the higher level of interest rates available at that time. As interest rates declined and bond prices increased during the year, the average duration of the Portfolio was shortened somewhat. When the Federal
Reserve Bank reduced the Federal
Funds rate to 5.75% in July, the percentage of the Portfolio invested in cash and short-term
Treasuries was decreased while the
percentage invested in intermediate maturity Treasuries and Agencies was increased, especially when yields in excess of 6% were available. In the fourth quarter, purchases of intermediate and longer maturity Treasury bonds increased the average duration of the Portfolio to slightly longer than that of the Lehman
Government/Corporate Index.

Over one-half of the portfolio at year-end 1995 was invested in U.S. Treasury and Agency holdings. Although corporate bond
yields were, in general, not particularly attractive relative to Treasuries and Agencies throughout most of the year, two bonds
issued by companies with improving prospects   Sun Company and
Western National Corporation
were purchased at yields well
over 100 basis points higher than similar maturity Treasuries. The percentage of investments in mortgage-backed securities was allowed to decline during the year. Mortgage-backed securities tend to underperform during periods of interest rate volatility due to the option of the homeowner to refinance when interest rates decline.

A repeat of the excellent bond market returns earned in 1995 may prove difficult in 1996. As we begin the year, however, bond market participants can look forward to the likelihood that economic growth will be moderate and inflation subdued. This could prove to be a positive environment for bondholders, especially if the Fed continues to lower short-term interest rates in an attempt to maintain reasonable, non-inflationary growth in the U.S.
economy.
AUL American Series Fund, Inc. Bond Portfolio

The graph for the AUL American Series Fund Bond Portfolio
shows the
portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. The graph depicts how
a
$10,000 investment made on the fund's inception date (April 10,
1990)
would have performed through December 31, 1995.  The vertical axis of
the graph is labeled with the cumulative dollar amount (in
thousands), and
the horizontal axis of the graph is labeled with calendar quarter-end time
periods.  The cumulative dollar value of the original $10,000 investment is
plotted for each quarter-end date, and the graph is drawn through these
points. The cumulative value of a $10,000 investment made on the inception date of the Bond Portfolio would be $17,086, indicating a 9.8%
return.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contractual charges. If performance information included the effect of these additional charges, it would be lower.

The Bond Portfolio is compared against the performance of the Lehman
Brothers Intermediate Government/Corporate Bond Index, a broad measure of the performance of the U.S. bond market. Figures for this index include reinvestment of income and capital gains, and are calculated similarly to the
Bond Portfolio, with a hypothetical $10,000 investment made on April
10,1990 taken out to December 31,1995. The cumulative value of this hypothetical investment made on this date would be $17, 382.

     Bond Lehman Brothers
                                    Portfolio   Bond Index
One Year                                 17.8%      19.2%
Five Years                                9.4%       9.8%
Since Inception (4/10/90)                 9.8%      10.2%
Value of a hypothetical $10,000
investment made 4/10/90             $17,086     $17,382

The charts show the Bond Portfolio's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Brothers Government/Corporate
Bond Index, an unmanaged index
of government and corporate
bonds, which is a broad measure of the performance of the U.S.
bond market, include
reinvestment of income and capital gains.
The inception figures are from commencement of operations.

Performance numbers for the Bond Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn Hudspeth and
Kent Adams, Portfolio Managers of
Managed Portfolio

The Managed Portfolio utilizes a fully managed investment policy by allocating assets among publicly traded common stocks, debt securities, and money market instruments. Asset allocation decisions are based on economic factors and the valuation of each asset class compared to historic levels.

Investors experienced a dramatic improvement in investment performance during 1995 compared to 1994. The U.S. economy continued its moderate growth, low inflation trend. Labor pressures remained calm while consumer spending continued to be sluggish.

The stock market in 1995 could be characterized as a "two tiered" market as investors repeatedly rotated violently between big, blue chip companies and smaller secondary stocks during the year.
Money poured into the
marketplace as investors eagerly chased
equity returns.

Bond returns were among the highest in history in 1995. Although long maturity bonds were the best performers, registering returns that rivaled those of the major stock indices, even bonds as short as two years earned returns in the double digits.

The Managed Portfolio's bond investments in 1995 consisted primarily of U.S. Treasury and
Agency obligations with maturities
ranging from one to over twenty years. Good quality corporate bonds and residential mortgage-backed securities with attractive yields were also included in the Portfolio.

The Managed Portfolio finished 1995 with an investment return of 19.1% versus 19.2% for the
Lehman Brothers
Government/Corporate Bond Index and 37.5% for the S&P 500.

As the year progressed, the asset allocation of the Managed
Portfolio became slightly more
aggressive as the outlook for the equity market improved. At year-end 1995, 54% of the Portfolio was invested in stocks, while 41% was invested in high quality bonds and 5% in money market instruments. This can be compared to an asset allocation of 42% stocks,
52% bonds and 6% cash
equivalents at year-end 1994.

Slow growth with no recession is currently the favored scenario for 1996. The Federal Reserve lowered short-term interest rates by twenty-five basis points in December 1995. It is anticipated that the Fed will provide additional rate cuts in 1996.

However, it is extremely unlikely that 1996 investment returns will be a repeat of those experienced in 1995. Interest rates may decline, but not as dramatically as in 1995. As a result, bond returns should be more subdued. The growth rate in corporate profits is expected to decline, tempering the enthusiasm from equity investors. Performance for 1996 could very well "trend back to the mean."

AUL American Series Fund, Inc. Managed Portfolio

The graph for the AUL American Series Fund Managed  Portfolio shows
the portfolio's total returns, which include changes in share price
and
reinvestment of dividends and capital gains.  The graph depicts how
a
$10,000 investment made on the fund's inception date (April 10,
1990)
would have performed through December 31, 1995. The vertical axis of the graph is labeled with the cumulative dollar amount (in thousands), and the horizontal axis of the graph is labeled with calendar quarter-end time periods. The cumulative dollar value of the original $10,000 investment is plotted for each quarter-end date, and the graph is drawn through these points. The cumulative value of a $10,000 investment made on the inception date of the Equity Portfolio would be $17,811, indicating a 10.6%
return.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contractual charges. If performance information included the effect of these additional charges, it would be lower.

The Managed Portfolio is compared against the performance of the
S&P
500, an unmanaged index of common stocks, as well as the Lehman Brothers Intermediate Government/Corporate Bond Index, a broad measure
of the performance of the U.S. bond market..  Figures for these indices
include reinvestment of income and capital gains, and are calculated similarly to the Managed Portfolio, with a hypothetical $10,000 investment made on April 10,1990 taken out to December 31,1995.  The
cumulative
value of this hypothetical investment made on this date would be
$21,313
for the S&P 500 and $17,382 for the Lehman Brothers
Intermediate
Government/Corporate Bond Index.
     Managed   S&P 500   Lehman Brothers
                        Portfolio              Bond Index
One Year                  19.1%      37.5%           19.2%
Five Years                10.9%      16.6%            9.8%
Since Inception (4/10/90)            10.6%        14.2%          10.2%
Value of a hypothetical $10,000
investment made 4/10/90 $17,811     $21,313     $17,382

The charts show the Managed Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the
Lehman Brothers
Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. The inception figures are from commencement of operations.

Performance numbers for the Managed account are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower.
Past performance is no guarantee
of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

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
Report of Independent Accountants




The Shareholders and Board of Directors
AUL American Series Fund, Inc.


We have audited the accompanying statement of net assets, including the schedule of investments, of AUL American
Series Fund, Inc. (comprising, respectively, the Equity, Money Market, Bond, Managed, and
Tactical Asset Portfolios) as
of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the selected per share data and ratios for each of the five years then ended of the Equity, Money Market, Bond and Managed Portfolios, and the statement of operations, the statement of changes in net assets, and the selected per share data and ratios for the period from
July 31, 1995 through December 31, 1995 of the Tactical Asset Portfolio. These financial statements, per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December
31, 1995, confirmation by correspondence with brokers as to securities purchased but not received at that date, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AUL American
Series Fund, Inc., as of
December 31, 1995; the results of their operations for the year then ended, the changes in their net assets for the each of two years then ended, and selected per share data and ratios for the five years then ended of the Equity, Money Market,
Bond and Managed Portfolios; and the results of operations, changes in net assets and selected per share data and ratios for the period from July 31, 1995 through December 31, 1995 of the Tactical Asset Portfolio, in conformity with generally accepted accounting principles.





Indianapolis, Indiana
January 27, 1996

(This page is intentionally blank.)

AUL American Series Fund, Inc.
statement of net assets
December 31, 1995

 Portfolio

    Equity Money Market      Bond     Managed Tactical Asset


Assets:
Investments at market value  $35,357,455  $23,737,170
$24,961,616  $30,544,844  $1,142,637
(cost: $30,654,061, $23,737,170
$23,296,539, $27,462,076
and $1,098,258, respectively)
Receivable for shares sold, net       0   518,459        241,646
137,837              2
Dividends and interest receivable     62,541        49,610   343,638
   228,042              11,509
Prepaid expense               106              106             106
            106           327
Deferred organization costs      0   0    0    0
          7,340

Total assets      35,420,102        24,305,345        25,547,006
30,910,829                1,161,815



Liabilities:
Distributions payable to AUL       70,725     0       100,803
45,826          6,994
Distributions payable to Dean      0        0                0
       0          6,994
Payable for portfolio shares
redeemed, net                      26,435     0      0     0      0

Investment advisory fees payable   14,932      9,736            10,682
         12,828       0
Accrued expenses            8,485            5,603           6,356
7,573            357
Organization costs payable to AUL          0    0   0   0 8014

Total liabilities          120,577      15,339          117,841      66,227
  22,359



Net Assets        $35,299,525  $24,290,006  $25,429,165
$30,844,602   $1,139,456



Shares outstanding     2,483,962   24,290,006     2,298,581
2,484,037    109,147



Net Asset Value per share $14.21  $1.00  $11.06  $12.42  $10.44

  The accompanying notes are an integral part of the financial statements.

      AUL American Series Fund, Inc.
      statement of operations
      For the year ended December 31, 1995
      Portfolio

       Equity  Money Market      Bond     Managed   Tactical Asset(1)


Investment Income:
Income:
Dividends        $517,791        $          $              $282,964  $6,239
Interest             286,073         1,126,274            1,645,503
1,013,999              14,254

                     803,864          1,126,274           1,645,503
1,296,963             20,493



Expenses:
Investment advisory fee    144,456           96,175              117,761
         142,020          2,399
Custodian and service agent fee   39,003     25,967              31,795
           38,345            585
Professional fees           8,068            9,899                7,391
8,596             83
mortization of deferred
organization costs    769              769                  769
  769                 674
Director fees              1,159             1,159                1,159
1,159            443
Other expenses             8,486             5,823                6,883
8,164            170

                    201,941          139,792                165,758
199,053             4,354



Net investment income   601,923   986,482     1,479,745
1,097,910    16,139



Gain on Investments:
Net realized gain         398,786           0        263,778
475,564          5,349
Net unrealized gain      4,083,680        0     2,110,855
3,392,949        44,379

Net gain                4,482,466              0      2,374,633
3,868,513        49,728



Net Increase in Net Assets
from Operations   $5,084,389  $986,482  $3,854,378   $4,966,423
$ 65,867

(1) for the period from July 31, 1995 through December 31,1995
The accompanying notes are an integral part of the financial statement.
                       AUL American Series Fund, Inc.
                     statement of changes in net assets
               for the years ended December 31, 1995 and 1994

     Portfolio

                                Equity           Money Market


                             1995      1994     1995    1994



Operations:
Net investment income  $601,923  $297,314  $986,482   $361,013
Net realized gain (loss)         398,786     847,029    0    0

Net unrealized gain (loss)     4,083,680  (760,306)  0    0


Increase (Decrease) in Assets
from Operations            5,084,389   384,037    986,482   361,013


Distributions:
From net investment income (599,497)  (297,111)  (986,482)
(361,013)
From net realized gain        (398,786) (847,029)


Decrease                      (998,283)  (1,144,140)  (986,482)
(361,013)


Shareholder Transactions:
Proceeds from shares sold  14,809,942        11,014,515
51,157,189          20,034,943
Reinvested distributions          864,872             913,493
986,482             361,013
Cost of shares redeemed     (5,024,617)       (2,073,178)
(43,349,308)       (11,053,614)

Increase                     10,650,197         9,854,830      8,794,363
   9,342,342


Net increase                 14,736,303         9,094,727      8,794,363
     9,342,342
Net Assets at beginning of year  20,563,222   11,468,495
15,495,643           6,153,301

Net Assets at end of year       $35,299,525   $20,563,222
$24,290,006   $15,495,643



Shares sold                   1,118,147   858,805       51,157,189
20,034,943
Reinvested distributions     62,363   74,060              986,482
  361,013
Shares redeemed               (372,202)  (161,347)   (43,349,308)
(11,053,614)


Net Increase                    808,308   771,518        8,794,363
9,342,342
Shares outstanding at beginning of year 1,675,654  904,136
15,495,643           6,153,301

Shares outstanding at end of year   2,483,962      1,675,654
24,290,006          15,495,643


The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
               statement of changes in net assets (continued) for the years ended December 31, 1995 and 1994

     Portfolio

                                 Bond              Managed


                             1995      1994     1995    1994



Operations:
Net investment income  $1,479,745  $1,102,015  $1,097,910
$744,976
Net realized gain (loss)      263,778      (244,198)      475,564
562,447
Net unrealized gain (loss)  2,110,855   (1,457,895)  3,392,949
(1,470,115)

Increase (Decrease) in Assets
from Operations            3,854,378  (600,078)   4,966,423
(162,692)


Distributions:
From net investment income  (1,471,732)  (1,098,149)  (1,093,207)
  (742,652)
From net realized gain         (19,580)   0   (475,564)   (562,447)

Decrease                    (1,491,312)       (1,098,149)    (1,568,771)
        (1,305,099)


Shareholder Transactions:
Proceeds from shares sold  10,212,753      8,707,785     9,524,234
      13,055,470
Reinvested distributions         938,396          451,272      1,378,654
          965,890
Cost of shares redeemed     (8,537,765)       (1,728,801)
(8,014,116)       (2,065,166)

Increase                      2,613,384         7,430,256      2,888,772
 11,956,194


Net increase                  4,976,450         5,732,029      6,286,424
   10,488,403
Net Assets at beginning of year  20,452,715   14,720,686
24,558,178   14,069,775

Net Assets at end of year   $25,429,165   $20,452,715
$30,844,602   $24,558,178



Shares sold                     952,961   829,984  798,921     1,129,652
Reinvested distributions          87,346   44,410  113,420
86,879
Shares redeemed               (788,087)  (166,393) (661,602)
(180,298)


Net Increase                    252,220   708,001  250,739     1,036,233
Shares outstanding at beginning of year  2,046,361  1,338,360
2,233,298  1,197,065

Shares outstanding at end of year  2,298,581    2,046,361
2,484,037   2,233,298


The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
               statement of changes in net assets (continued) for the years ended December 31, 1995 and 1994
      Portfolio

                       Tactical Asset (1)


                             1995



Operations:
Net investment income  $         16,139
Net realized gain (loss)           5,349
Net unrealized gain (loss)        44,379

Increase (Decrease) in Assets
from Operations                  65,867


Distributions:
From net investment income      (16,384)
From net realized gain          (5,349)

Decrease                       (21,733)


Shareholder Transactions:
Proceeds from shares sold      1,104,684
Reinvested distributions           1,374
Cost of shares redeemed         (10,736)

Increase                      1,095,322


Net increase                  1,139,456
Net Assets at beginning of year          0

Net Assets at end of year       $      1,139,456



Shares sold                     110,034
Reinvested distributions             132
Shares redeemed                 (1,019)


Net Increase                    109,147
Shares outstanding at beginning of year

Shares outstanding at end of year         109,147

(1) for the period from July 31, 1995 through December 31,1995
The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
                       schedule of investments
                       equity portfolio
                       December 31, 1995

               Market                 Market
       Description Shares             Value       Description    Shares
Value
Common Stock (87.4%)
Banks & Financial (7.7%)
American Express Co.          19,500  $      806,813
Banc One Corp.        26,300            992,825
Ohio Casualty Corp.    16,700           647,125
Salomon, Inc.                7,600             269,800

                                                        2,716,563

Broadcasting & Publishing (10.2%)
Chris-Craft Industries, Inc.*       18,126        783,949
Deluxe Corp.          21,900            635,100
Gibson Greetings, Inc.        43,200         691,200
Harland (John H.) Co.         19,300         402,888
Meredith Corp. 13,400         561,125
Moore Corp., Ltd.   28,300              527,087

                                      3,601,349

Chemicals (1.5%)
Carlisle Companies, Inc.       5,000         201,875
Quaker Chemical Corp.         24,800         334,800

                                        536,675

Electrical Equipment &
Electronics (5.8%)
Baldor Electric Co.    29,610           595,901
Dynatech Corp.*       62,000          1,054,000
General Electric Co.           5,600         403,200

                                      2,053,101

Entertainment & Leisure (4.3%)
CPI Corp.             48,800            780,800
Fleetwood Enterprises, Inc.         25,200        648,900
Huffy Corp.           10,600            107,325

                                      1,537,025

Furniture and Apparel (12.5%)
Blair Corp.            4,400            138,600
Hillenbrand Industries, Inc.        23,100        782,513
Kellwood Co.          26,700            544,012
La Z Boy Chair Co.    21,400            660,725
Liz Claiborne, Inc.    39,300         1,090,575
Oshkosh B'Gosh, Inc.          34,100         596,750
Class A
Reebok International          21,000         593,250

                                             4,406,425

Health Care (5.2%)
Acuson Corp.          27,700            342,788
Community Psychiatric          9,800         120,050
Centers, Inc.
Health Care (5.2%) continued
Guidant Corp.          5,983     $      252,782
Lilly (Eli) & Co.      6,770            380,812
Merck & Co.           11,500            756,125

                                      1,852,557

Information Processing &
Telecommunications (9.4%)
Apple Computer, Inc.          20,200         643,875
Cray Research, Inc.*           7,200         178,200
Hunt Manufacturing Co.         9,900         172,013
International Business         7,100         651,425
Machines Corp.
Software Publishing Corp.*    14,900          49,356
Sun Microsystems, Inc.*       28,200       1,286,625
Telxon Corp.          15,600            352,950

                                      3,334,444

Machinery (2.6%)
Lawson Products, Inc.         21,300         521,850
Precision Castparts Corp.     10,300         409,425

                                        931,275

Merchandising (5.4%)
Longs Drug Stores Corp.       19,000         909,625
Mac Frugal's Bargains         36,500         511,000
Close-outs, Inc.
Merchantile Stores Co.        10,900         504,125

                                      1,924,750

Metals & Mining (2.3%)
Aluminum Company of     8,200           433,575
America
Oregon Steel Mills, Inc.      26,000         364,000

                                        797,575

Oil & Oil Services (3.4%)
Royal Dutch Petroleum Co.      3,400         479,825
Valero Energy Crop.    29,300           717,850

                                      1,197,675

Paper Products & Containers (1.6%)
Sealright, Inc.       32,500            361,562
Zero Corp.            10,900            193,475

                                        555,037

Transportation (3.4%)
Alexander & Baldwin, Inc.     29,100         669,300
Norfolk Southern Corp.         6,500         515,938

                                      1,185,238

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.
                      AUL American Series Fund, Inc.
                          schedule of investments
                        equity portfolio (continued)
                              December 31, 1995

                                                            Market
                     Description                 Shares  Value


Common Stock (87.4%), continued
Miscellaneous (12.1%)
Boeing Co.                                      8,800     $    689,700
Cross (A.T.) Co. Class A                       23,700         358,462
Ford Motor Co.                                 23,500         681,500
Groundwater Technology, Inc.*              42,400             593,600
Kelly Services, Inc.                          27,000      749,250
Michael Foods, Inc.                            46,100      535,913
Seagram Company, Ltd.                           4,600      159,275
Stanhome, Inc.                                 17,800    518,425

                                    4,286,125

Total common stock (cost: $26,212,420)
                      30,915,814

Money Market Mutual Funds (3.6%)
Merrill Lynch Institutional Fund  559,453             559,453
Dreyfus U.S. Treasury Prime   712,661             712,661

Total mutual funds (cost: $1,272,114)
                   1,272,114



                                  Interest       Maturity    Principal
                                  Rate   Date       Amount


Short-term Notes (9.0%)
General Electric Capital Corporation          5.800%        1/16/96
    1,000,000             990,095
Associates Corporation of North America       5.700%        1/26/96
        1,000,000
990,500
Ford Motor Credit Corporation         5.620%        1/30/96
600,000             594,380
American General Finance Corp.        5.660%        2/23/96
600,000             594,552

Total short-term notes (cost: $3,169,527)
                    3,169,527


Total Investments (cost: $30,654,061)                                         $
         35,357,455

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

         AUL American Series Fund, Inc.
              statement of investments
                 money market portfolio
                   December 31, 1995

         Interest  Maturity  Principal      Market
              Description           Rate  Date   Amount  Value


Short-term Notes (55.0%)
U.S. Government & Agency Obligations (55.0%)
Federal Home Loan Bank Notes          5.570%        1/10/96    $
 3,500,000 $         3,494,043
Federal Home Loan Bank Notes          5.550%        1/25/96
2,000,000           1,991,984
Federal Home Loan Bank Notes          5.540%        2/01/96
6,000,000           5,969,530
Federal Home Loan Bank Notes*         5.400%        2/12/96
 1,600,000           1,589,440

Total short-term notes (cost: $13,044,997)
                         13,044,997


Corporate Obligations (41.6%)
Automotive (4.2%)
Ford Motor Credit Corporation         5.760%        1/05/96
1,000,000           1,000,000

Electrical Equipment (8.4%)
General Electric Company              5.690%        1/05/96
1,000,000           1,000,000
General Electric Capital Corporation          5.706%        1/12/96
    1,000,000   1,000,000

Financial (16.4%)
American General Finance Corporation          5.690%        1/08/96
         900,000          900,000
General Electric Capital Services Corporation  5.760%      1/11/96
       1,000,000   1,000,000
Prudential Funding Corporation        5.750%        1/12/96
1,000,000           1,000,000
Norwest Financial Corporation         5.750%        1/19/96
1,000,000           1,000,000

Machinery (4.2%)
John Deere Capital Corporation        5.760%        1/11/96
1,000,000           1,000,000

Oil and Gas (4.2%)
Chevron Oil Finance Company           5.760%        1/25/96
1,000,000           1,000,000

Real Estate and Leasing (4.2%)
Associates Corporation of North America 5.750%        1/26/96
  1,000,000           1,000,000

Total corporate obligations (cost: $9,900,000)
                            9,900,000


Certificates of Deposit (1.7%)
Fifth Third Bank of Indiana           5.350%        1/05/96
400,000             400,000

Total certificates of deposit (cost: $400,000)
                           400,000


                                                  Shares

Money Market Mutual Funds(1.7%)
Dreyfus U.S. Treasury Prime
392,173             392,173

Total money market mutual funds (cost: $392,173)
             392,173

Total Investments (cost: $23,737,170)
$23,737,170

*variable rate note

The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
                       schedule of investments
                       bond portfolio
                       December 31, 1995

     Interest  Maturity  Principal      Market
              Description           Rate  Date   Amount  Value


Notes and Bonds (97.6%)
U.S. Government & Agency Obligations (62.1%)
Federal Home Loan Bank Notes          5.040%        8/20/98    $
   750,000 $           743,400
U.S. Treasury Notes                   8.875%        2/15/99
2,900,000           3,195,945
Federal National Mortgage Association Notes          6.200%
7/17/00           1,300,000
1,309,542
U.S. Treasury Notes                   8.000%        5/15/01
3,350,000           3,750,560
U.S. Treasury Notes                   7.500%        5/15/02
650,000             720,791
U.S. Treasury Strips                                2/15/07
1,300,000             686,894
Federal National Mortgage Association CMO     6.500%
5/25/08             800,000     805,296
Federal National Mortgage Association CMO     7.500%
12/25/09             600,000    632,460
U.S. Treasury Bonds                   8.750%        5/15/17
2,750,000           3,635,803


15,480,691

Corporate Obligations (35.5%)
Associates Corporation of North America Notes   8.750%
4/04/96    550,000    554,180
General Motors Acceptance Corporation Notes     7.700%
1/24/97 1,000,000   1,022,500
Allstate Corporation Notes            5.875%        6/15/98
625,000             626,562
El Paso Natural Gas Company Notes     7.750%        1/15/02
    200,000             217,250
Western National Corp. Notes          7.125%        2/15/04
800,000             822,000
Eli Lilly & Company Notes             8.375%       12/01/06
850,000           1,007,250
Prudential-Bache Trust CMO 12D        5.350%       10/20/09
  1,700,000           1,683,034
American Southwest Financial Corporation CMO    8.900%
3/01/18    200,073         211,972
Merrill Lynch CMO Trust XXXVIID       8.150%       11/01/18
   720,000             763,207
Fleet Mortgage Securities, Inc. CMO           7.950%        6/01/19
   750,000             779,850
Hydro-Quebec Debenture Bonds          8.050%        7/07/24
   400,000             457,500
Sun, Inc., Debenture Bonds            9.000%       11/01/24
600,000             728,250

Total notes and bonds (cost: $22,689,169)
                     24,354,246


                                                  Shares

Money Market Mutual Funds (2.4%)
Dreyfus U.S. Treasury Prime 554,367             554,367
Merrill Lynch Institutional Fund  53,003            53,003

Total mutual funds (cost: $607,370)          607,370

Total Investments (cost: $23,296,539    $24,961,616

The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
                       schedule of investments
                       managed portfolio
                       December 31, 1995
                      Market
       Description Shares             Value       Description    Shares
Value


Common Stock (54.5%)
Banks & Financial (4.7%)
American Express Co.   10,700  $      442,713
Banc One Corp.            13,900            348,750
Ohio Casualty Corp.       9,000           145,550
Salomon, Inc.                 4,100            524,725

                                      1,461,738

Broadcasting & Publishing (6.5%)
Chris-Craft Industries, Inc.*        9,794        423,590
Deluxe Corp.          12,200            353,800
Gibson Greetings, Inc.        22,900         366,400
Harland (John H.) Co.         11,200         233,800
Meredith Corp. 7,000          293,125
Moore Corp., Ltd.   15,200              283,100

                                      1,953,815

Chemicals (1.0%)
Carlisle Companies, Inc.       3,100         125,163
Quaker Chemical Corp.         14,000         189,000

                                        314,163

Electrical Equipment &
Electronics (3.6%)
Baldor Electric Co.          14,850           298,856
Dynatech Corp.*       33,500            569,500
General Electric Co.           3,200         230,400

                                      1,098,756

Entertainment & Leisure (2.7%)
CPI Corp.             26,000            416,000
Fleetwood Enterprises         13,400         345,050
Huffy Corp.            6,100             61,763

                                        822,813

Furniture and Apparel (7.7%)
Blair Corp.            2,800             88,200
Hillenbrand Industries, Inc.        12,100        409,887
Kellwood Co.          14,600            297,475
La Z Boy Chair Co.    11,500            355,063
Liz Claiborne, Inc.    20,700           574,425
Oshkosh B'Gosh, Inc.          17,300         302,750
Class A
Reebok International          11,300         319,225

                                      2,347,025

Health Care (3.2%)
Acuson Corp.          14,800            183,150
Community Psychiatric          6,900          84,525
Centers, Inc.
Guidant Corp.          3,050            128,863
Health Care (3.2%), continued
Lilly (Eli) & Co.      3,452     $      194,175
Merck & Co.            5,900            387,925

                                        978,638

Information Processing &
Telecommunications (5.9%)
Apple Computer, Inc.          11,100         353,812
Cray Research, Inc.*           3,000          74,250
Hunt Manufacturing Co.         4,700          81,663
International Business         3,900         357,825
Machines Corp.
Software Publishing Corp.*    11,500          38,094
Sun Microsystems, Inc.*       15,800         720,875
Telxon Corp.           7,900            178,737

                                      1,805,256

Machinery (1.6%)
Lawson Products, Inc.         11,600         284,200
Precision Castparts Corp.      5,100         202,725

                                        486,925

Merchandising (3.4%)
Longs Drug Stores Corp.       10,100         483,538
Mac Frugal's Bargains         19,700         275,800
Close-outs, Inc.
Mercantile Stores Co.          5,900         272,875

                                      1,032,213

Metals & Mining (1.5%)
Aluminum Company of     4,700           248,512
America
Oregon Steel Mills, Inc.      14,500         203,000

                                        451,512

Oil & Oil Services (2.1%)
Royal Dutch Petroleum Co.      1,900         268,137
Valero Energy Crop.    15,800           387,100

                                        655,237

Paper Products & Containers (1.2%)
Sealright, Inc.       19,600            218,050
Zero Corp.             8,800            156,200

                                        374,250

Transportation (2.0%)
Alexander & Baldwin, Inc.     15,400         354,200
Norfolk Southern Corp.         3,100         246,063

                                        600,263

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
                       schedule of investments
                       managed portfolio (continued)
                       December 31, 1995
                  Market
                     Description                 Shares  Value


Common Stock (54.5%), continued
Miscellaneous (7.4%)
Boeing Co.          4,600 $360,525
Cross (A.T.) Co. Class A      12,300   186,037
Fort Motor Co.                12,500  362,500
Groundwater Technology, Inc.* 23,100   323,400
Kelly Services, Inc.          14,800  410,700
Michael Foods, Inc.           24,700  287,138
Seagram Company, Ltd.         2,200    76,175
Stanhome, Inc.                9,100   265,037

                                          2,271,512

Total common stock (cost: $14,406,565)
                      16,654,116


Money Market Mutual Funds (4.9%)
Dreyfus U.S. Treasury Prime
917,445             917,445
Merrill Lynch Institutional Fund
571,627             571,627

Total money market mutual funds (cost: $1,489,072)
          1,489,072


                                  Interest       Maturity    Principal
                                  Rate   Date       Amount

Notes and Bonds (40.6%)
U.S. Government and Agency Obligations (30.0%)
Federal Home Loan Bank Notes          8.250%        9/25/96    $
   500,000             510,070
Federal Home Loan Bank Notes          5.040%        8/20/98
  250,000             247,800
U.S. Treasury Notes                   8.875%        2/15/99
2,300,000           2,534,715
Federal Home Loan Banks Bonds         8.600%        6/25/99
   500,000             547,650
Federal National Mortgage Association Bonds   8.350%
11/10/99    500,000             548,475
Federal National Mortgage Association Bonds   6.200%      7/17/00
   400,000             402,936
U.S. Treasury Notes                   8.000%        2/15/01
1,425,000           1,595,387
U.S. Treasury Strips                2/15/07                700,000
           369,866
Federal National Mortgage Association CMO 6.500%    5/25/08
500,000    503,310
U.S. Treasury Bonds                   8.750%        5/15/17
1,450,000           1,917,060

                                        9,177,269
Corporate Obligations (10.6%)
Associates Corporation of North America       8.750%        4/04/96
     125,000             125,950
General Motors Acceptance Corporation Notes    7.700%
1/24/97     800,000             818,000
Allstate Corporation Notes            5.875%        6/15/98
250,000             250,625
El Paso Natural Gas Company Notes     7.750%        1/15/02
    100,000             108,625
Western National Corp. Notes          7.125%        2/15/04
600,000             616,500
Eli Lilly & Company Notes             8.375%       12/01/06
450,000             533,250
Hydro-Quebec Debenture Bonds          8.050%        7/07/24
   250,000             285,937
Sun, Inc. Debenture Bonds             9.000%        11/1/24
400,000             485,500

Total notes and bonds (cost: $11,566,439)
                     12,401,656


Total Investments (cost: $27,462,076)                $
         30,544,844

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
schedule of investments
tactical asset portfolio
December 31, 1995
               Market                 Market
       Description Shares             Value       Description    Shares
Value


Common Stock (47.3%)
Automotive & Truck (4.9%)
Chrysler Corp.           100     $        5,538
Ford Motor Co.           700             20,300
PACCAR, Inc.             400             16,850
TBC Corp.              1,500             12,937

                                         55,625

Bank & Financial (10.0%)
AFLAC, Inc.              400             17,350
AMBAC, Inc.              400             18,750
Federal Home Loan
Mortgage Corp.           200             16,700
Federal National Mortgage
Association              100             12,413
Integon Corp.          1,000             20,625
John Alden Financial Corp.       200           4,175
Lehman Brothers Holding, Inc.          500         10,625
PMI Group, Inc.          300             13,575

                                        114,213

Chemicals (3.7%)
Dow Chemical Co.         200             14,075
Eastman Chemical Co.             300          18,787
Georgia Gulf Corp.       300              9,225

                                         42,087

Entertainment & Leisure (1.8%)
Fleetwood Enterprises, Inc.   800              20,600

                                         20,600

Furniture and Apparel (1.4%)
VF Corp.                 300             15,825

                                         15,825

Health Care (3.5%)
Humana, Inc.             800             21,900
U.S. Healthcare, Inc.            400          18,600

                                         40,500

Information Processing &
Telecommunications (4.1%)
American Power         1,000     $        9,500
EMC Corp.                800             12,300
Seagate Technology, Inc.         200           9,500
Sprint Corp.             400             15,950

                                         47,250

Merchandising (4.0%)
May Department Store, Inc.       400          16,900
TJX Companies, Inc.     1,000            18,875
Value City Department Store          1,500         10,125

                                         45,900

Metals & Mining (0.9%)
Birmingham Steel Corp.           700          10,413

                                         10,413

Oil & Oil Services (3.6%)
Ashland, Inc.            400             14,050
Southwestern Energy, Inc.      1,000          12,750
Valero Energy Corp.           600              14,700

                                         41,500

Paper & Containers (3.3%)
International Paper Co.          600          22,725
Louisiana-Pacific Corp.          600          14,550

                                         37,275

Transportation (0.8%)
Arnold Industries, Inc.          500           8,687

                                          8,687

Miscellaneous (5.3%)
Philip Morris Cos., Inc.         200          18,100
Teleflex, Inc.           300             12,300
UST, Inc.                900             30,038

                                         60,438

*does not pay cash dividends

The accompanying notes are an integral part of the financial statements.
                       AUL American Series Fund, Inc.
                      schedule of investments
                      tactical asset portfolio (continued)
                              December 31, 1995
                  Market
                     Description                 Shares  Value


Total common stock (cost: $505,590)
          $            540,313



Money Market Mutual Funds (8.6%)
Dreyfus U.S. Treasury Prime
98,118              98,118

Total mutual funds (cost: $98,118)
                    98,118

                                  Interest       Maturity    Principal
                                  Rate   Date       Amount

Notes and Bonds (44.1%)
U.S. Treasury Note                    6.125%        7/31/96
100,000             100,498
U.S. Treasury Note                    5.500%        7/31/97
100,000             100,504
U.S. Treasury Note                    5.250%        7/31/98
100,000             100,043
U.S. Treasury Note                    6.000%       10/15/99
100,000             102,362
U.S. Treasury Note                    5.500%        4/15/00
100,000             100,799


Total notes and bonds (cost: $494,550)
                      504,206


Total Investments (cost: $1,098,258)             $
1,142,637

  The accompanying notes are an integral part of the financial statements.
   (This page is intentionally blank.)
   notes to financial statements
1.   Summary of Significant Accounting Policies
   The AUL American Series Fund, Inc. (Fund) was incorporated under the laws of Maryland on
July 26, 1989, and is
registered under the Investment Company Act of 1940, as
amended, as an open-end, diversified
management investment
company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to
separate investment portfolios
consisting of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio,
and Tactical Asset Allocation
Portfolio (Tactical Asset). Currently, the Fund offers shares only to separate accounts of
American United Life Insurance
Company  (AUL) to serve as an underlying investment vehicle for variable annuity contracts. The
Fund commenced
operations on April 10, 1990.
Investments
Securities traded on a national securities exchange are valued at the last trade price. Listed
securities for which no sale was
reported on the valuation date are valued at the latest bid price. Short-term notes are valued at amortized cost which
approximates market value. Fixed income securities for which representative market quotes are readily available are valued at
the latest bid price as quoted by one or more dealers who make a market in such securities. U.S.
Government obligations are
valued at the latest bid price; however, such obligations maturing in
60 days or less are valued at
amortized cost which
approximates market value.
The Money Market Portfolio securities are valued at amortized cost. The Fund's use of the
amortized cost method is
conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company
Act of 1940. The Investment
Manager reviews this method of valuation to ensure that the
portfolio securities are reflected at
their fair value.
Security transactions are recorded on the trade date. Realized gains and losses are determined on
specific identification basis.
Income and Expense
Dividend income is recorded on the ex-dividend date, and interest income is accrued daily.
Portfolio expenses are recorded on
an accrual basis.
Deferred Organization Costs
Expenses incurred by the Fund in connection with its organization have been capitalized and are
amortized over five years on a
straight-line basis.
Taxes
The fund qualifies as a regulated investment company under the
Internal Revenue Code; thus, no
tax provision is required. The Fund's policy is to
distribute all income to shareholders.
Dividend and Capital Gain Distributions
For the Money Market Portfolio, dividends from net investment income are declared and paid
daily. For all other portfolios,
dividends from net investment income are declared and paid
quarterly. Distributions from net
realized gains on investments are
declared and paid at least annually for all portfolios.
Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to
make estimates and assumptions that affect the reported amounts of assets and liabilities at the
date of the financial statements
and the reported amounts of revenues and expenses during the reporting period. Actual results
could differ from those
estimates.
2. Transactions with AUL
    AUL invested $23,000,000 to established the Fund. AUL's
investment in the Fund is:
    Equity Portfolio    $     3,091,634
    Bond Portfolio          5,792,572
    Managed Portfolio       1,507,985
    Tactical Asset Portfolio            500,000

                                $    10,892,191

            The Fund has an investment advisory agreement with AUL to act as its investment advisor. For its services, AUL receives a fee at an annual rate of .50% of the Portfolio's average daily net assets. AUL has also agreed that its fee may be reduced if the aggregate ordinary operating expenses of the Portfolios exceed 1% of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent the Portfolio's aggregate ordinary operating expenses from exceeding
1%, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate ordinary operating expenses in any given year do not exceed 1% of the average daily net assets in that year. The total amount of any increase in
AUL's fees will not exceed the prior fee reduction.
notes to financial statements (continued)

   AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to
   the Fund, and in any event, the policy will automatically terminate if the Investment Advisory
Agreement is terminated. The
   investment advisory fees incurred during the year ended
December 31, 1995, and 1994, were
$502,811 and $319,962,
  respectively.

  Certain directors of the Fund are officers of AUL.

3.                  Agreements with Banks
   The Fund has agreements with The Provident Bank (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, and as bookkeeping, transfer and disbursing agent for the Fund.

4.                  Investment Transactions
   Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the
   year ended December 31, 1995, were:

                                       Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset


Common Stock:
Purchases       $11,744,350       $                     $                   $
6,180,678     $ 537,970
Proceeds from sales  2,316,251   0                        0
2,109,943        37,730
Corporate Bonds:
Purchases           0              0                   1,717,960
1,188,454        0
Proceeds from sales   0          0                     834,125
47,411           0
Government Bonds:
Purchases           0     0                           13,111,649
3,909,608                  494,063
Proceeds from sales     0    0                        11,449,933
6,957,773                    0

5. Authorized Capital Shares
The Fund has 125,000,000 authorized shares of $.001 par value capital stock, which includes
10,000,000 unallocated
shares. The remaining shares are allocated to each of the Fund's portfolios as follows:
            Equity Portfolio         10,000,000
            Money Market Portfolio      50,000,000
            Bond Portfolio         10,000,000
            Managed Portfolio      20,000,000
            Tactical Asset         25,000,000

                               115,000,000


6. Net Assets
                                       Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset


Proceeds from shares sold
and reinvested distributions $39,352,977   $79,854,859
$34,405,561  $38,808,962  $1,106,057
Cost of shares redeemed        (8,759,475)  (55,564,853)
(10,653,352) (11,054,156)    (10,736)
Undistributed net investment
income                            2,629               0       11,879
    7,028               (244)
Undistributed net realized
gain (loss)

Unrealized gain (loss)   4,703,394     0      1,665,077
3,082,768              44,379

                 $35,299,525        $24,290,006     $25,429,165
$30,844,602  $1,139,456

notes to financial statements (continued)

7.   Selected Per Share Data and Ratios
   The per share amounts are based on shares outstanding throughout the years.

                                   Equity Portfolio

                        1995    1994     1993    1992     1991


Investment Income       $0.37             $0.33              $0.28
$0.32              $0.40
Expense              0.09                0.09               0.10
0.09                0.09

Net investment income  0.28              0.24               0.18
0.23                0.31

Net gain (loss) on investments 2.12        0.26              1.58
 0.92               2.23

Shareholder distributions:
Net investment income       (0.27)          (0.24)            (0.18)
 (0.23)             (0.31)
Realized gain               (0.19)          (0.67)             (0.39)
  (0.32)             (0.92)


Net increase (decrease)    1.94            (0.41)               1.19
    0.60                1.31
Net asset value at
beginning of year       12.27               12.68             11.49
    10.89               9.58

Net asset value at end of year  $14.21     $12.27             $12.68
     $ 11.49          $10.89



Ratio to average net assets:
Expense                  0.70%      0.73%            0.82%            0.84%
               0.80%
Net investment income   2.08%      1.85%     1.46%            2.04%
                2.75%

Total return                 19.45%       2.64%    14.80%           10.03%
            25.58%

Portfolio turnover rate      10%              20%                  10%
  15%            43%

Shares outstanding  2,483,962      1,675,654      904,136
606,686        379,027
notes to financial statements (continued)
7.   Selected Per Share Data and Ratios, continued


                                Money Market Portfolio

                        1995    1994     1993    1992     1991


Investment Income       $0.06             $0.05              $ 0.03
$ 0.04              $ 0.06
Expense               0.01               0.01                 0.01
  0.01                0.01

Net investment income     0.05          0.04                 0.02
 0.03                0.05

Net gain (loss) on investments


Shareholder distributions:
Net investment income   (0.05)          (0.04)                (0.02)
 (0.03)             (0.05)
Realized gain



Net increase

Net asset value at
beginning of year     1.00              1.00                 1.00
1.00              1.00

Net asset value at end of year  $1.00            $1.00              $1.00
        $1.00              $1.00



Ratio to average net assets:
Expense            0.73%            0.75%            0.84%
0.85%                    0.85%
Net investment income  5.13%     3.71%             2.30%
2.98%                    5.35%

Total return                  5.09%      3.38%            2.33%
3.01%                       5.53%

Portfolio turnover rate


Shares outstanding      24,290,006       15,495,643      6,153,301
5,480,206           5,149,563
notes to financial statements (continued)

                                    Bond Portfolio

                        1995    1994     1993    1992     1991


Investment Income     $0.75             $ 0.72              $ 0.75
$ 0.79              $ 0.87
Expense              0.08                 0.08                0.09
  0.09                0.08

Net investment income   0.67             0.64                 0.66
  0.70                0.79

Net gain (loss) on investments 1.07      (1.01)              0.49
 0.06                0.85

Shareholder distributions:
Net investment income       (0.66)         (0.64)            (0.66)
(0.70)              (0.79)
Realized gain           (0.01)            (0.14)             (0.31)
(0.27)


Net increase (decrease)    1.07          (1.01)               0.35
(0.25)              0.58
Net asset value at
beginning of year        9.99              11.00              10.65
10.90               10.32

Net asset value at end of year  $11.06      $ 9.99              $11.00
      $10.65             $10.90



Ratio to average net assets:
Expense                         0.70%        0.73%       0.80%          0.79%
      0.71%
Net investment income  6.28%         6.19%      5.95%           6.47%
       7.46%

Total return                   17.79%     (3.56%)    10.69%          7.19%
      16.36%

Portfolio turnover rate     55%            50%           29%            41%
          61%

Shares outstanding     2,298,581  2,046,361  1,338,361  1,123,783
       1,078,041
notes to financial statements (continued)
7.   Selected Per Share Data and Ratios, continued


                                   Managed Portfolio

                        1995    1994     1993    1992     1991


Investment Income       $0.54             $0.50              $0.49
$ 0.58              $ 0.71
Expense               0.08               0.08                0.09
 0.09                 0.10

Net investment income    0.46           0.42               0.40
 0.49                 0.61

Net gain (loss) on investments 1.62      (0.45)            1.07
  0.41                1.06

Shareholder distributions:
Net investment income      (0.46)          (0.42)           (0.40)
(0.49)                (0.61)
Realized gain           (0.20)             (0.30)           (0.24)
(0.35)                 (0.31)


Net increase (decrease)      1.42        (0.75)               0.83
  0.06                0.75
Net asset value at
beginning of year          11.00           11.75              10.92
  10.86               0.11

Net asset value at end of year  $12.42       $ 11.00       $ 11.75
   $ 10.92             $10.86



Ratio to average net assets:
Expense                     0.70%        0.73%        0.81%      0.82%
     0.94%
Net investment income        3.86%    3.63%   3.49%       4.46%
      5.74%

Total return                   19.13%     (0.92%)   12.98%      7.95%
       16.73%

Portfolio turnover rate        35%          34%           9%        33%
          36%

Shares outstanding       2,484,037      2,233,298   1,197,065
760,101   569,323
notes to financial statements (continued)
7.   Selected Per Share Data and Ratios, continued


                    Tactical Asset

                        1995


Investment Income       $  0.20
Expense                            0.04

Net investment income       0.16

Net gain (loss) on investments   0.49

Shareholder distributions:
Net investment income           (0.16)
Realized gain                          (0.05)


Net increase (decrease)             0.44
Net asset value at
beginning of year                     10.00

Net asset value at end of year  $10.44



Ratio to average net assets(1):
Expense                                  1.00%
Net investment income            3.70%

Total return(1)                        6.49%

Portfolio turnover rate             4%

Shares outstanding               109,147

(1) Ratios calculated for period July 31, 1995 through December
31, 1955 on annualized basis
notes to financial statements (continued)
8.   Unrealized Gain (Loss)


                                       Portfolio

                       Equity     Money Market      Bond     Managed
  Tactical Asset


Common Stock:
Appreciation    $5,957,649       $                $              $3,020,289
$ 51,555
Depreciation     (1,254,255)                                     (772,738)
 (16,832)

Notes and Bonds:
Appreciation                                   1,666,068        835,613
             9,656
Depreciation                                     (991)               (396)


                   $      4,703,394         $              $1,665,077   $
3,082,768     $ 44,379



6. Net Shareholders


                                       Portfolio

                       Equity    Money Market      Bond          Managed
      Tactical Asset


AUL                  309,609        0         578,768         150,952
         50,001
Dean Investments
         50,000
AUL American Unit Trust  1,181,632     2,457,397          522,681
      1,239,217
AUL Group Retirement Annuity

Separate Account II        922,123          20,180,783
1,153,520       1,037,056
AUL American Individual
Unit Trust                  70,598          1,651,826          43,612
56,812             9,146

                      2,483,962        24,290,006            2,298,581
2,484,037             109,147

   American United Life Insurance Company
   P.O. Box 368
   Indianapolis, Indiana 46206-0368

SA-12757K